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                          WEIL, GOTSHAL & MANGES LLP

                 767 FIFTH AVENUE . NEW YORK, NY 10153-0119          DALLAS
                                (212) 310-8000                      HOUSTON
                             FAX: (212) 310-8007                   MENLO PARK
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WRITER'S DIRECT LINE                                                 WARSAW


                                 July 7, 2000

Applied Power Inc.
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188

Ladies and Gentlemen:

     We hereby consent to the use of our name in the Registration Statement of APW Ltd. filed on Form 10.

                                       Very truly yours,


                                       Kenneth H. Heitner

KHH:tdd